UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported): June 26, 2003
                                                  -------------


                 PARK ELECTROCHEMICAL CORP.
------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)


        New York               1-4415         11-1734643
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(State or Other                (Commission   (IRS Employer
Jurisdiction of Incorporation  File Number)  Identification No.)


5 Dakota Drive, Lake Success, New York           11042
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(Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code (516)354-4100
                                                   -------------


                            N/A
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(Former Name or Former Address, if Changed Since Last Report)




Item 12.  Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on June 26, 2003 reporting its results of operations for its fiscal year 2004 first quarter ended June 1, 2003. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K as Exhibit 99.1 hereto.



                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        PARK ELECTROCHEMICAL CORP.



Date:  June 26, 2003    By:
                        Name:  Murray O. Stamer
                        Title: Senior  Vice  President, Finance




                        EXHIBIT INDEX

Number
Exhibit     Description                            Page

   99.1     News Release dated June 26, 2003         5